UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2017

Annual Report

to Shareholders

Deutsche Global Growth Fund

(Effective October 1, 2017, Deutsche Global Growth Fund was renamed Deutsche International Growth Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
21	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights

31	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Information About Your Fund’s Expenses
46	Tax Information
47	Advisory Agreement Board Considerations and Fee Evaluation
52	Board Members and Officers
57	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Global Growth Fund

Letter to Shareholders

Dear Shareholder:

With the U.S. economy in its third-longest expansion on record, signals such as overheating or inflation pressures — traditional signals for the potential of a sharp slowdown or recession — are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated and unlikely to impact growth before 2018.

Meanwhile, the international markets are experiencing an accelerating macro environment. Europe’s economy is improving, with a pickup in earnings growth and in many cases attractive valuations relative to the U.S. The political uncertainty that made investors hesitant about Europe appears to be abating. While some concerns about the impact of Brexit on the UK’s economy remain, continental Europe has largely shrugged off the issue. Strength is also evident in many emerging markets — particularly in Asia — where we’re seeing macro stabilization, an export pick-up and, again, some attractive valuations.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Global Growth Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned. Portfolio management utilizes a proprietary investment process designed to identify attractive investments utilizing proprietary research, including regional and sector research, conducted by in-house analysts. The investment process also takes into consideration various valuation metrics to assess the attractiveness of stocks and assists portfolio management in devising allocations among investable securities.

In the 12-month period ended August 31, 2017, the fund returned 16.61% and slightly outperformed the 16.19% gain for its benchmark, the MSCI World Index, as well as the 16.34% average return for the funds in its Morningstar peer group, World Stock Funds.

The strong return for the world equity markets reflects the highly favorable conditions that characterized the past year. Economic growth improved across the globe, with Europe and the emerging regions joining the United States in expansion mode. Although global central banks began to demonstrate a bias toward tighter monetary policy, the markets remained confident that the backdrop of low interest rates would remain in place. Corporate results were also very supportive, highlighted by growth in earnings and top-line revenues, rising profit margins, and generally upbeat guidance. The growth style performed particularly well in this environment, as investors gravitated to stocks with accelerating profits over the slower-growing companies typically found in the value category.

4	Deutsche Global Growth Fund

Fund Performance

Several factors contributed to the fund’s robust 12-month results. Most notably, our focus on growth stocks aided performance relative to the blended benchmark, which invests in both the growth and value styles. Asset allocation also played a role in the fund’s healthy showing, highlighted by an overweight in information technology and a sizeable underweight in the poor-performing energy sector. In addition, the fund was helped being underweight in real estate and having a zero weighting in utilities. Stock selection contributed positively, as well. Our stock picks outpaced the corresponding benchmark components in health care, information technology and financials, outweighing weaker results in consumer discretionary and industrials.

The health care sector was home to a number of the fund’s top individual contributors. Eurofins Scientific Societe Europeenne, a Luxembourg-based provider of bio-analytical testing and support services, rallied on the strength of a positive earnings report and the continued expansion of its business through intelligent acquisitions. The Swiss pharmaceutical contract developer and manufacturer Lonza Group AG, which demonstrated better-than-expected synergies with a recently acquired company, was an additional contributor of note. The biotechnology stock Celgene Corp. and the Japan-based optical products developer Hoya Corp. also made strong contributions to our performance in health care.

The fund’s performance advantage in technology reflected the sector-beating returns of numerous holdings, including the China-based tech stocks Alibaba Group Holding Ltd. and Tencent Holdings Ltd. Alibaba, the world’s fifth-largest internet company in terms of revenues, rallied after raising its growth outlook for 2017 and announcing a $6 billion stock buyback. Tencent, a diversified media, entertainment and internet company, was boosted by an impressive earnings report and investors’ general preference for large-cap technology stocks. The chipmaker NVIDIA Corp., one of the top-performing stocks in the index in the annual period, was also a key contributor in technology. NVIDIA’s exposure to fast-growing market segments such as gaming, data centers, automated cars and virtual reality has fueled rising earnings expectations and led to a significant rally in its stock price. Positions in the semiconductor producer Broadcom Ltd. — which reported robust profits and boosted its presence in new, faster-growing areas such as the “Internet of Things” — and

Deutsche Global Growth Fund	5

Activision Blizzard, Inc., which benefited from the release of new games and the increasing popularity of eSports, also added value in technology.

In financials, notable contributors included Progressive Corp., the German insurer Allianz SE and JPMorgan Chase & Co. The fund’s holdings in the sector were generally tilted toward opportunities outside of the banking industry, which aided returns in the first half of the period. We chose to add to the portfolio’s weighting in bank stocks as the reporting period progressed, allowing the fund to capitalize on the industry’s improved performance.

“We continue to identify compelling investment opportunities that are driven by above-average earnings growth, as well as a situations where temporary dislocations provide a good entry point for long-term upside.”

The fund’s weaker showing in the consumer discretionary sector stemmed largely from the poor return of L Brands, Inc. (parent of Victoria’s Secret, Bath & Body Works and other retail brands). Retailers in general performed poorly in the past year, and L Brands was particularly weak due to the combination of slower-than-expected sales, falling profit margins and its inability to execute its turnaround plan effectively. TJX Companies, which also came under significant pressure from the broader downturn in traditional bricks-and-mortar retailers, was another detractor of note in the sector. Outside of consumer discretionary, we lost some ground from our positions in the chipmaker QUALCOMM Inc.*, which lagged due to uncertainty surrounding a legal dispute with Apple Inc., and Agnico-Eagle Mines Limited, which fell sharply in the first three-plus months of the period and failed to recoup the lost ground in its subsequent recovery. On balance, however, we are pleased with the 12-month results of our strategy, especially at a time of relatively narrow leadership for the broader market.

Outlook and Positioning

We added to the fund’s weighting in health care stocks during the course of the year due to the high representation of fast-growing companies trading at reasonable valuations in the sector. The largest increase

6	Deutsche Global Growth Fund

occurred within information technology, where we identified an abundance of companies with compelling secular growth stories. We also added to the fund’s weighting in financials and industrials, while reducing its positions in energy, materials and consumer staples. Another notable change was the increase in the average market capitalization of the fund’s holdings, a shift that reflected our rotation away from small- and mid-cap stocks and into large caps.

Although there has been a great deal of optimism about the growth outlook in recent months, we think the current length of the economic cycle indicates a higher likelihood of a modest expansion rather than a more rapid acceleration. In our view, a continuation of the slow-growth environment should help stimulate ongoing investor demand for companies that can demonstrate strong organic growth.

With this as the backdrop, we continue to seek compelling investment opportunities that are driven by above-average profit growth, as well as situations where temporary dislocations provide a good entry point for long-term upside. We especially like the prospects for businesses whose competitive advantages and exposure to important secular themes provides a path for long-term earnings expansion. We believe the international markets, in particular, are home to a high representation of fast-growing companies that are trading at attractive valuations.

Effective on or about October 1, 2017, Deutsche Global Growth Fund adopted a foreign large-cap growth strategy.

The Deutsche Fund Board approved a proposal to reposition the funds from a focus on U.S. and foreign growth stocks to focus on growth stocks mainly outside of the United States. Key aspects of the proposal include:

—	The fund’s name has changed to Deutsche International Growth Fund.

—	The fund’s investment strategy changed to reflect a foreign growth strategy. The fund will generally invest less than 20% of its assets in U.S. equities.

—	The fund’s benchmark changed from the MSCI World Index to the MSCI All-Country World Index ex USA.

—	Certain investment policies changed, including eliminating the 65% minimum investment in U.S. and foreign equities for the fund.

Deutsche Global Growth Fund	7
*	Not held as of 8/31/17.

Portfolio Management Team

Sebastian P. Werner, PhD, Director

Lead Portfolio Manager of the fund. Began managing the fund in 2013.

–	Joined Deutsche Asset Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

–	Portfolio Manager for Global and US Growth Equities: New York.

–	MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.

Mark Schumann, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2015.

–	Joined Deutsche Asset Management in 2003.

–	Portfolio Manager - European Equities: New York.

–	Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,652 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

World-stock funds have few geographical limitations. It is common for these portfolios to invest the majority of their assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. The average category returns for the one-, five- and 10-year periods ended August 31, 2017 were 16.34%, 10.96% and 4.28%.

Returns reflect reinvestment of dividends net of withholding taxes. Index returns do not reflect fees or expenses and it is not possible to invest directly into the MSCI World Index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

8	Deutsche Global Growth Fund

Performance Summary	August 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	16.61%	9.43%	1.93%
Adjusted for the Maximum Sales Charge (max 5.75% load)	9.91%	8.14%	1.33%
MSCI World Index†	16.19%	11.10%	4.47%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	15.77%	8.61%	1.17%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	15.77%	8.61%	1.17%
MSCI World Index†	16.19%	11.10%	4.47%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
No Sales Charges	16.35%	9.15%	1.65%
MSCI World Index†	16.19%	11.10%	4.47%

Class R6	1-Year		Life of Class*
Average Annual Total Returns as of 8/31/17
No Sales Charges	16.90%		14.41%
MSCI World Index†	16.19%		15.58%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
No Sales Charges	16.90%	9.70%	2.20%
MSCI World Index†	16.19%	11.10%	4.47%

Institutional Class	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 8/31/17
No Sales Charges	16.96%	9.72%	5.11%
MSCI World Index†	16.19%	11.10%	6.66%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may

Deutsche Global Growth Fund	9

differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2016, as revised, are 1.23%, 1.96%, 1.56%, .94%, .93% and .89% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prior to February 1, 2013, the fund had a sub-advisor and a different management team that operated with a different investment strategy. Performance may have been different if the fund’s current investment strategy had been in effect.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	Deutsche Global Growth Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	R6 Class commenced operations on June 1, 2016.

**	Institutional Class commenced operations on August 26, 2008.

†	The Morgan Stanley Capital International (MSCI) World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,652 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
8/31/17	$33.55	$31.71	$33.30	$33.56	$33.56	$33.58
8/31/16	$28.76	$27.38	$28.62	$28.74	$28.74	$28.75
Distribution Information as of 8/31/17
Income Dividends, Twelve Months	$—	$—	$—	$.04	$.04	$.05

Deutsche Global Growth Fund	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/17	8/31/16
Common Stocks	96%	94%
Cash Equivalents	3%	6%
Preferred Stock	1%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	8/31/17	8/31/16
Information Technology	23%	17%
Health Care	21%	18%
Financials	20%	13%
Consumer Discretionary	11%	17%
Industrials	10%	13%
Consumer Staples	8%	10%
Materials	4%	5%
Energy	2%	5%
Telecommunication Services	1%	1%
Real Estate	—	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	8/31/17	8/31/16
United States	51%	51%
Canada	7%	5%
Switzerland	6%	3%
Germany	6%	5%
United Kingdom	5%	7%
China	4%	1%
Japan	4%	7%
Sweden	3%	3%
Singapore	2%	—
Ireland	1%	3%
Other	11%	15%
	100%	100%

12	Deutsche Global Growth Fund

Ten Largest Equity Holdings at August 31, 2017 (19.7% of Net Assets)		Country	Percent
1.	Alphabet, Inc.	United States	2.7%
	Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
2.	Brookfield Asset Management, Inc.	Canada	2.1%
	Asset management company focused on the real estate and power generation sectors
3.	Celgene Corp.	United States	2.0%
	Global biopharmaceutical company
4.	Agnico-Eagle Mines Ltd.	Canada	1.9%
	Gold producer
5.	Amphenol Corp.	United States	1.9%
	Designs, manufactures, and markets electrical, electronic and fiber optic connectors
6.	S&P Global, Inc.	United States	1.9%
	Company offers information regarding ratings, benchmarks, and analytics in the global capital and commodity markets.
7.	Apple, Inc.	United States	1.9%
	Designs, manufactures and markets personal computers and related computing and mobile communication devices
8.	Progressive Corp.	United States	1.8%
	Provider of property and casualty insurance
9.	Aon PLC	United Kingdom	1.8%
	Insurance services holding co.
10.	Broadcom Ltd.	Singapore	1.7%
	Designs, develops and supplies semiconductors and integrated circuits

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 57 for contact information.

Deutsche Global Growth Fund	13

Investment Portfolio	as of August 31, 2017

	Shares	Value ($)
Common Stocks 96.7%
Australia 1.1%
Australia & New Zealand Banking Group Ltd. (Cost $6,760,289)	300,000	7,051,388

Canada 6.4%
Agnico-Eagle Mines Ltd.	235,000	12,045,926
Alimentation Couche-Tard, Inc. “B”	150,000	7,162,763
Brookfield Asset Management, Inc. “A”	332,000	13,131,115
Toronto-Dominion Bank	142,000	7,625,641

(Cost $28,377,812)		39,965,445

China 3.7%
Alibaba Group Holding Ltd. (ADR)*	52,000	8,930,480
Minth Group Ltd.	904,633	4,165,416
New Oriental Education & Technology Group, Inc. (ADR)	24,100	1,970,175
Tencent Holdings Ltd.	190,000	8,019,700

(Cost $13,617,837)		23,085,771

Finland 1.1%
Cramo Oyj	64,000	1,791,607
Sampo Oyj “A”	94,000	4,966,578

(Cost $5,929,343)		6,758,185

France 0.7%
LVMH Moet Hennessy Louis Vuitton SE (Cost $2,936,917)	16,000	4,202,880

Germany 5.3%
Allianz SE (Registered)	35,100	7,517,859
BASF SE	35,000	3,390,896
Continental AG	22,000	4,960,610
Fresenius Medical Care AG & Co. KGaA	100,000	9,375,344
Siemens AG (Registered)	60,600	7,929,671

(Cost $27,111,313)		33,174,380

Hong Kong 1.3%
AIA Group Ltd.	520,000	4,013,906
Techtronic Industries Co., Ltd.	782,501	4,067,431

(Cost $4,823,633)		8,081,337

Indonesia 0.7%
PT Arwana Citramulia Tbk	36,056,292	1,159,148
PT Bank Rakyat Indonesia Persero Tbk	3,000,000	3,410,087

(Cost $5,232,078)		4,569,235

The accompanying notes are an integral part of the financial statements.

14	Deutsche Global Growth Fund

	Shares	Value ($)
Ireland 1.3%
Avadel Pharmaceuticals PLC (ADR)*	180,000	1,656,000
Kerry Group PLC “A”	70,000	6,520,911

(Cost $7,466,663)		8,176,911

Italy 0.5%
Luxottica Group SpA (Cost $3,225,322)	55,000	3,170,682

Japan 3.5%
Bandai Namco Holdings, Inc.	100,000	3,357,971
FANUC Corp.	16,000	3,117,336
Hoya Corp.	125,000	7,177,458
MISUMI Group, Inc.	154,989	3,989,092
Murata Manufacturing Co., Ltd.	25,000	3,839,420

(Cost $15,874,951)		21,481,277

Korea 0.9%
Samsung Electronics Co., Ltd.	1,600	3,295,572
Vieworks Co., Ltd.	50,000	2,128,414

(Cost $5,981,516)		5,423,986

Luxembourg 1.2%
Eurofins Scientific (Cost $2,964,411)	13,000	7,430,428

Malaysia 0.4%
IHH Healthcare Bhd. (Cost $1,705,827)	1,600,000	2,243,269

Netherlands 1.5%
Core Laboratories NV (a)(b)	26,600	2,345,588
ING Groep NV	385,000	6,829,020

(Cost $7,967,094)		9,174,608

Norway 0.5%
Marine Harvest ASA* (Cost $1,730,463)	150,000	2,986,860

Philippines 0.3%
Universal Robina Corp. (Cost $2,671,295)	570,000	1,629,010

Singapore 1.7%
Broadcom Ltd. (c) (Cost $7,437,116)	43,000	10,839,010

Sweden 2.9%
Assa Abloy AB “B”	380,000	8,230,504
Essity AB “B”*	250,000	6,940,818
Nobina AB 144A	568,411	2,844,795

(Cost $15,136,060)		18,016,117

The accompanying notes are an integral part of the financial statements.

Deutsche Global Growth Fund	15

	Shares	Value ($)
Switzerland 6.3%
Lonza Group AG (Registered)*	42,428	10,756,721
Nestle SA (Registered)	127,000	10,768,723
Novartis AG (Registered)	90,000	7,596,863
Roche Holding AG (Genusschein)	40,000	10,179,176

(Cost $31,568,428)		39,301,483

Taiwan 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $5,929,269)	975,000	7,010,596

United Kingdom 5.0%
Aon PLC (b)	79,136	11,012,566
Clinigen Healthcare Ltd.	172,682	2,490,782
Compass Group PLC	250,000	5,340,506
Halma PLC	232,000	3,279,488
Reckitt Benckiser Group PLC	96,000	9,099,498

(Cost $24,420,856)		31,222,840

United States 49.3%
A.O. Smith Corp.	85,000	4,733,650
Acadia Healthcare Co., Inc.*	100,000	4,694,000
Activision Blizzard, Inc.	150,000	9,834,000
Allergan PLC	18,500	4,245,380
Alliance Data Systems Corp.	14,000	3,157,000
Alphabet, Inc. “A”*	17,800	17,003,272
Ameriprise Financial, Inc.	35,000	4,847,850
AMETEK, Inc.	138,000	8,728,500
Amphenol Corp. “A”	147,000	11,898,180
Apple, Inc.	70,000	11,480,000
Becton, Dickinson & Co.	33,000	6,581,520
Biogen, Inc.*	20,000	6,331,200
Celgene Corp.*	90,000	12,503,700
Citigroup, Inc.	116,000	7,891,480
Costco Wholesale Corp.	35,000	5,485,900
Danaher Corp.	77,000	6,423,340
Ecolab, Inc.	50,000	6,665,000
EOG Resources, Inc.	45,000	3,824,550
EPAM Systems, Inc.*	50,000	4,066,500
Facebook, Inc. “A”*	62,000	10,662,140
Fiserv, Inc.*	53,000	6,556,630
General Electric Co.	205,000	5,032,750
Home Depot, Inc.	45,000	6,744,150
Jack in the Box, Inc.	20,000	1,872,400
JPMorgan Chase & Co.	111,000	10,088,790
L Brands, Inc.	60,000	2,173,200

The accompanying notes are an integral part of the financial statements.

16	Deutsche Global Growth Fund

	Shares	Value ($)
Marsh & McLennan Companies, Inc.	90,000	7,027,200
Mastercard, Inc. “A”	76,000	10,130,800
Microsoft Corp.	75,000	5,607,750
NIKE, Inc. “B”	74,000	3,907,940
NVIDIA Corp.	27,000	4,574,880
Praxair, Inc.	23,000	3,025,420
Progressive Corp.	240,000	11,155,200
Retrophin, Inc.*	40,000	976,000
S&P Global, Inc.	75,000	11,574,750
Schlumberger Ltd.	40,000	2,540,400
T-Mobile U.S., Inc.*	95,000	6,147,450
The Priceline Group, Inc.*	4,849	8,980,736
Thermo Fisher Scientific, Inc.	55,000	10,292,700
Time Warner, Inc.	58,600	5,924,460
TJX Companies, Inc.	80,000	5,784,000
TriState Capital Holdings, Inc.*	10,000	209,000
Union Pacific Corp.	28,000	2,948,400
United Technologies Corp.	55,000	6,584,600
Wabtec Corp. (a)	38,000	2,681,660
Wells Fargo & Co.	65,000	3,319,550
Zoetis, Inc.	165,000	10,345,500

(Cost $237,167,966)		307,263,478
Total Common Stocks (Cost $466,036,459)		602,259,176

Preferred Stock 0.6%

Germany
Draegerwerk AG & Co. KGaA (Cost $2,400,499)	33,000	3,527,500

Convertible Preferred Stock 0.1%

United States
Providence Service Corp. 5.5% (f) (Cost $572,300)	5,723	743,789

Warrants 0.0%

France
Parrot SA Expiration Date 12/15/2022* (f)	39,109	14,795
Parrot SA Expiration Date 12/22/2022* (f)	39,109	17,184
Total Warrants (Cost $0)		31,979

The accompanying notes are an integral part of the financial statements.

Deutsche Global Growth Fund	17

	Shares	Value ($)
Other Investments 0.2%

Brazil
Companhia Vale do Rio Doce (Cost $0)	389,000	1,359,341

Securities Lending Collateral 0.8%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 0.93% (d) (e) (Cost $5,054,623)	5,054,623	5,054,623

Cash Equivalents 2.7%
Deutsche Central Cash Management Government Fund, 1.06% (e) (Cost $16,747,873)	16,747,873	16,747,873

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $490,811,754)	101.1	629,724,281
Other Assets and Liabilities, Net	(1.1)	(6,660,556)

Net Assets	100.0	623,063,725

*	Non-income producing security.

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at August 31, 2017 amounted to $4,976,976, which is 0.8% of net assets.

(b)	Listed on the New York Stock Exchange.

(c)	Listed on the NASDAQ Stock Market.

(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(e)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Investment was valued using significant unobservable inputs.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The accompanying notes are an integral part of the financial statements.

18	Deutsche Global Growth Fund

The following is a summary of the inputs used as of August 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (g)
Australia	$—	$7,051,388	$—	$7,051,388
Canada	39,965,445	—	—	39,965,445
China	10,900,655	12,185,116	—	23,085,771
Finland	—	6,758,185	—	6,758,185
France	—	4,202,880	—	4,202,880
Germany	—	33,174,380	—	33,174,380
Hong Kong	—	8,081,337	—	8,081,337
Indonesia	—	4,569,235	—	4,569,235
Ireland	1,656,000	6,520,911	—	8,176,911
Italy	—	3,170,682	—	3,170,682
Japan	—	21,481,277	—	21,481,277
Korea	2,128,414	3,295,572	—	5,423,986
Luxembourg	—	7,430,428	—	7,430,428
Malaysia	—	2,243,269	—	2,243,269
Netherlands	9,174,608	—	—	9,174,608
Norway	—	2,986,860	—	2,986,860
Philippines	—	1,629,010	—	1,629,010
Singapore	10,839,010	—	—	10,839,010
Sweden	6,940,818	11,075,299	—	18,016,117
Switzerland	—	39,301,483	—	39,301,483
Taiwan	—	7,010,596	—	7,010,596
United Kingdom	16,353,072	14,869,768	—	31,222,840
United States	307,263,478	—	—	307,263,478
Preferred Stocks	—	3,527,500	—	3,527,500
Convertible Preferred Stock	—	—	743,789	743,789
Warrants	—	—	31,979	31,979
Other Investments	1,359,341	—	—	1,359,341
Short-Term Investments	21,802,496	—	—	21,802,496
Total	$428,383,337	$200,565,176	$775,768	$629,724,281

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 1 to Level 2. During the period ended August 31, 2017, the amount of the transfers between Level 1 and Level 2 was $94,692,792.

Transfers between price levels are recognized at the beginning of the reporting year.

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche Global Growth Fund	19

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

	Common Stocks	Convertible Preferred Stock	Warrants	Total
Balance as of September 1, 2016	$6,215,826	$676,342	$17,284	$6,909,452
Realized gain (loss)	668,464	—	—	668,464
Change in unrealized appreciation (depreciation)	(1,147,525)	67,447	14,695	(1,065,383)
Amortization premium/discount	—	—	—	—
Purchases	—	—	—	—
(Sales)	(5,736,765)	—	—	(5,736,765)
Transfers into Level 3	—	—	—	—
Transfers (out) of Level 3	—	—	—	—
Balance as of August 31, 2017	$—	$743,789	$31,979	$775,768
Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2017	$—	$67,447	$14,695	$82,142

The accompanying notes are an integral part of the financial statements.

20	Deutsche Global Growth Fund

Statement of Assets and Liabilities

as of August 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $469,009,258) — including $4,976,976 of securities loaned	$607,921,785
Investment in Deutsche Government & Agency Securities Portfolio (cost $5,054,623)*	5,054,623
Investment in Deutsche Central Cash Management Government Fund (cost $16,747,873)	16,747,873
Cash	25,000
Foreign currency, at value (cost $595,704)	599,587
Receivable for investments sold	95,360
Receivable for Fund shares sold	44,515
Dividends receivable	408,532
Interest receivable	11,119
Foreign taxes recoverable	464,503
Other assets	36,376
Total assets	631,409,273

Liabilities
Payable upon return of securities loaned	5,054,623
Payable for investments purchased	1,875,498
Payable for Fund shares redeemed	471,473
Accrued management fee	470,720
Accrued Directors’ fees	7,146
Other accrued expenses and payables	466,088
Total liabilities	8,345,548
Net assets, at value	$623,063,725

Net Assets Consist of
Undistributed net investment income	2,667,506
Net unrealized appreciation (depreciation) on:
Investments	138,912,527
Foreign currency	16,016
Accumulated net realized gain (loss)	(160,518,368)
Paid-in capital	641,986,044
Net assets, at value	$623,063,725

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche Global Growth Fund	21

Statement of Assets and Liabilities as of August 31, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($50,504,900 ÷ 1,505,389 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$33.55
Maximum offering price per share (100 ÷ 94.25 of $33.55)	$35.60
Class C
Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($15,076,850 ÷ 475,508 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$31.71
Class R
Net Asset Value offering and redemption price per share ($3,556,366 ÷ 106,805 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$33.30
Class R6
Net Asset Value offering and redemption price per share ($11,831 ÷ 352.49 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$33.56
Class S
Net Asset Value offering and redemption price per share ($537,972,162 ÷ 16,029,275 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$33.56
Institutional Class
Net Asset Value offering and redemption price per share ($15,941,616 ÷ 474,720 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$33.58

The accompanying notes are an integral part of the financial statements.

22	Deutsche Global Growth Fund

Statement of Operations

for the year ended August 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $698,864)	$9,129,199
Income distributions — Deutsche Central Cash Management Government Fund	72,901
Securities lending income, net of borrower rebates	95,999
Total income	9,298,099
Expenses:
Management fee	5,403,934
Administration fee	595,830
Services to shareholders	824,953
Distribution and service fees	313,851
Custodian fee	108,983
Professional fees	117,049
Reports to shareholders	81,798
Registration fees	94,164
Directors’ fees and expenses	32,113
Other	51,309
Total expenses before expense reductions	7,623,984
Expense reductions	(489,355)
Total expenses after expense reductions	7,134,629
Net investment income	2,163,470

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	35,542,378
Foreign currency	(82,861)
35,459,517
Change in net unrealized appreciation (depreciation) on:
Investments	54,911,445
Foreign currency	30,192
54,941,637
Net gain (loss)	90,401,154
Net increase (decrease) in net assets resulting from operations	$92,564,624

The accompanying notes are an integral part of the financial statements.

Deutsche Global Growth Fund	23

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$2,163,470	$1,567,281
Net realized gain (loss)	35,459,517	(18,185,512)
Change in net unrealized appreciation (depreciation)	54,941,637	20,726,044
Net increase (decrease) in net assets resulting from operations	92,564,624	4,107,813
Distributions to shareholders from:
Net investment income:
Class R6	(14)	—
Class S	(696,298)	(27,344)
Institutional Class	(22,596)	(1,735)
Total distributions	(718,908)	(29,079)
Fund share transactions:
Proceeds from shares sold	23,415,481	40,971,449
Reinvestment of distributions	677,613	28,065
Payments for shares redeemed	(106,919,669)	(118,217,687)
Redemption fees	144	616
Net increase (decrease) in net assets from Fund share transactions	(82,826,431)	(77,217,557)
Increase (decrease) in net assets	9,019,285	(73,138,823)
Net assets at beginning of year	614,044,440	687,183,263
Net assets at end of year (including undistributed net investment income and distributions in excess of net investment income of $2,667,506 and $338,416, respectively)	$623,063,725	$614,044,440

The accompanying notes are an integral part of the financial statements.

24	Deutsche Global Growth Fund

Financial Highlights

	Years Ended August 31,
Class A	2017		2016		2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$28.76		$28.49		$30.38	$25.65		$21.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.04		.01		.05	.01		.08
Net realized and unrealized gain (loss)	4.75		.26		(1.75)	4.80		4.01
Total from investment operations	4.79		.27		(1.70)	4.81		4.09
Less distributions from:
Net investment income	—		—		(.19)	(.08)		(.22)
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$33.55		$28.76		$28.49	$30.38		$25.65
Total Return (%)[b,c]	16.66		.95		(5.62)	18.75		18.88

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51		55		66	87		86
Ratio of expenses before expense reductions (%)	1.53		1.51		1.52	1.50		1.52
Ratio of expenses after expense reductions (%)	1.40		1.45		1.40	1.42		1.31
Ratio of net investment income (loss) (%)	.14		.05		.17	.04		.35
Portfolio turnover rate (%)	68		39		49	45		150

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche Global Growth Fund	25

	Years Ended August 31,
Class C	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$27.38	$27.33	$29.18	$24.76	$21.02
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.19)	(.16)	(.20)	(.10)
Net realized and unrealized gain (loss)	4.50	.24	(1.69)	4.62	3.88
Total from investment operations	4.33	.05	(1.85)	4.42	3.78
Less distributions from:
Net investment income	—	—	—	—	(.04)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$31.71	$27.38	$27.33	$29.18	$24.76
Total Return (%)[b,c]	15.81	.18	(6.34)	17.85	17.97

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	20	24	32	33
Ratio of expenses before expense reductions (%)	2.26	2.24	2.25	2.23	2.26
Ratio of expenses after expense reductions (%)	2.15	2.20	2.15	2.17	2.06
Ratio of net investment income (loss) (%)	(.60)	(.71)	(.58)	(.72)	(.41)
Portfolio turnover rate (%)	68	39	49	45	150

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

26	Deutsche Global Growth Fund

	Years Ended August 31,
Class R	2017	2016	2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$28.62	$28.42	$30.31	$25.59		$21.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.06)	(.02)	(.06)		.02
Net realized and unrealized gain (loss)	4.70	.26	(1.76)	4.78		4.00
Total from investment operations	4.68	.20	(1.78)	4.72		4.02
Less distributions from:
Net investment income	—	—	(.11)	(.00	)*	(.15)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$33.30	$28.62	$28.42	$30.31		$25.59
Total Return (%)[b]	16.35	.70	(5.87)	18.46		18.59

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	4	6		6
Ratio of expenses before expense reductions (%)	1.87	1.84	1.85	1.86		1.75
Ratio of expenses after expense reductions (%)	1.64	1.70	1.65	1.67		1.56
Ratio of net investment income (loss) (%)	(.06)	(.21)	(.07)	(.20)		.10
Portfolio turnover rate (%)	68	39	49	45		150

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche Global Growth Fund	27

	Year Ended	Period Ended
Class R6	8/31/17	8/31/16[a]

Selected Per Share Data
Net asset value, beginning of period	$28.74	$28.41
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	(.00	)***
Net realized and unrealized gain (loss)	4.73	.33
Total from investment operations	4.86	.33
Less distributions from:
Net investment income	(.04)	—
Net asset value, end of period	$33.56	$28.74
Total Return (%)[c]	16.94	1.16	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	10
Ratio of expenses before expense reductions (%)	1.32	1.22	*
Ratio of expenses after expense reductions (%)	1.14	1.20	*
Ratio of net investment income (loss) (%)	.44	(.05	)*
Portfolio turnover rate (%)	68	39	[d]

[a]	For the period from June 1, 2016 (commencement of operations) to August 31, 2016.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended August 31, 2016.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

28	Deutsche Global Growth Fund

	Years Ended August 31,
Class S	2017		2016		2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$28.74		$28.40		$30.29	$25.57		$21.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.13		.08		.13	.08		.15
Net realized and unrealized gain (loss)	4.73		.26		(1.76)	4.79		3.99
Total from investment operations	4.86		.34		(1.63)	4.87		4.14
Less distributions from:
Net investment income	(.04)		(.00	)*	(.26)	(.15)		(.29)
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$33.56		$28.74		$28.40	$30.29		$25.57
Total Return (%)[b]	16.94		1.20		(5.40)	19.07		19.17

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	538		521		571	672		644
Ratio of expenses before expense reductions (%)	1.22		1.21		1.20	1.20		1.22
Ratio of expenses after expense reductions (%)	1.15		1.20		1.15	1.17		1.06
Ratio of net investment income (loss) (%)	.41		.30		.43	.28		.61
Portfolio turnover rate (%)	68		39		49	45		150

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche Global Growth Fund	29

	Years Ended August 31,
Institutional Class	2017		2016		2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$28.75		$28.40		$30.29	$25.57		$21.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.14		.11		.13	.09		.15
Net realized and unrealized gain (loss)	4.74		.24		(1.76)	4.78		3.98
Total from investment operations	4.88		.35		(1.63)	4.87		4.13
Less distributions from:
Net investment income	(.05)		(.00	)*	(.26)	(.15)		(.29)
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$33.58		$28.75		$28.40	$30.29		$25.57
Total Return (%)[b]	17.00		1.24		(5.39)	19.08		19.17

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		14		21	48		41
Ratio of expenses before expense reductions (%)	1.11		1.17		1.18	1.17		1.17
Ratio of expenses after expense reductions (%)	1.10		1.16		1.15	1.16		1.05
Ratio of net investment income (loss) (%)	.48		.39		.44	.32		.62
Portfolio turnover rate (%)	68		39		49	45		150

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

30	Deutsche Global Growth Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Growth Fund (the “Fund”) is a diversified series of Deutsche Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Deutsche Global Growth Fund	31

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of

32	Deutsche Global Growth Fund

the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended August 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of August 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of August 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Deutsche Global Growth Fund	33

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2017, the Fund had net tax basis capital loss carryforwards of approximately $160,088,198, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2018, the expiration date.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders

34	Deutsche Global Growth Fund

annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, certain securities sold at a loss and expired capital loss carryforwards. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$2,667,506
Capital loss carryforwards	$(160,088,198)
Net unrealized appreciation (depreciation) on all securities	$138,482,357

At August 31, 2017, the aggregate cost of investments for federal income tax purposes was $491,241,924. The net unrealized appreciation for all investments based on tax cost was $138,482,357. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $149,050,288 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $10,567,931.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2017	2016
Distributions from ordinary income*	$718,908	$29,079

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining

Deutsche Global Growth Fund	35

shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended August 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $396,179,367 and $459,675,555, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average

36	Deutsche Global Growth Fund

daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

Accordingly, for the year ended August 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.91% of the Fund’s average daily net assets.

For the period from September 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.45%
Class C	2.20%
Class R	1.70%
Class R6	1.20%
Class S	1.20%
Institutional Class	1.20%

For the period October 1, 2016 through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.39%
Class C	2.14%
Class R	1.64%
Class R6	1.14%
Class S	1.14%
Institutional Class	1.14%

Deutsche Global Growth Fund	37

For the year ended August 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$67,865
Class C	20,109
Class R	8,080
Class R6	19
Class S	392,587
Institutional Class	695
$489,355

Effective October 1, 2017, pursuant to an Amended and Restated Investment Management Agreement with the Advisor, the Fund will pay the Advisor a management fee, calculated daily and paid monthly, at the annual rate of 0.62% of the Fund’s average daily net assets.

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.27%
Class C	2.02%
Class R	1.52%
Class S	1.02%
Institutional Class	1.02%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2017, the Administration Fee was $595,830, of which $52,380 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the

38	Deutsche Global Growth Fund

shareholder servicing fee it receives from the Fund. For the year ended August 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2017
Class A	$31,237	$7,473
Class C	3,453	871
Class R	232	153
Class R6	23	8
Class S	343,500	84,391
Institutional Class	424	139
	$378,869	$93,035

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 Plans, Deutsche AM Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% and 0.25% of average daily net assets of each of Class C and R shares, respectively. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended August 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2017
Class C	$130,580	$9,590
Class R	8,968	795
	$139,548	$10,385

In addition, DDI provides information and administrative services for a fee (“Servicing Fee”) to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2017	Annual Rate
Class A	$122,216	$31,494	.24%
Class C	43,164	9,691	.25%
Class R	8,923	2,341	.25%
	$174,303	$43,526

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid

Deutsche Global Growth Fund	39

in connection with the distribution of Class A shares for the year ended August 31, 2017 aggregated $1,667.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2017, the CDSC for Class C shares aggregated $76. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $24,080, of which $9,988 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) shared in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual

40	Deutsche Global Growth Fund

commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2017.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	266,999	$8,262,453	223,543	$6,295,681
Class C	17,297	499,155	105,070	2,851,281
Class R	15,182	448,899	18,178	498,934
Class R6	—	—	352 **	10,000 **
Class S	444,710	13,493,298	224,117	6,236,412
Institutional Class	22,827	711,676	874,987	25,079,141
		$23,415,481		$40,971,449

Shares issued to shareholders in reinvestment of distributions
Class R6	.49	$14	—	$—
Class S	23,270	655,042	930	26,330
Institutional Class	802	22,557	61	1,735
		$677,613		$28,065

Shares redeemed
Class A	(689,063)	$(20,728,906)	(608,366)	$(16,974,427)
Class B	—	—	(14,633)*	(386,742)*
Class C	(275,534)	(7,966,850)	(262,702)	(6,950,729)
Class R	(39,118)	(1,185,382)	(38,322)	(1,065,231)
Class S	(2,568,698)	(76,235,896)	(2,200,457)	(61,168,332)
Institutional Class	(26,448)	(802,635)	(1,148,350)	(31,672,226)
		$(106,919,669)		$(118,217,687)

Redemption fees		$144		$616

Deutsche Global Growth Fund	41

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
Class A	(422,064)	$(12,466,453)	(384,823)	$(10,678,711)
Class B	—	—	(14,633)*	(386,730)*
Class C	(258,237)	(7,467,695)	(157,632)	(4,099,126)
Class R	(23,936)	(736,483)	(20,144)	(566,297)
Class R6	.49	14	352 **	10,000 **
Class S	(2,100,718)	(62,087,412)	(1,975,410)	(54,905,331)
Institutional Class	(2,819)	(68,402)	(273,302)	(6,591,362)
		$(82,826,431)		$(77,217,557)

*	For the period from September 1, 2015 to February 10, 2016 (see Note A).

**	For the period from June 1, 2016 (commencement of operations of Class R6) to August 31, 2016.

F. Fund Name, Strategy and Benchmark Change

Effective on or about October 1, 2017, Deutsche Global Growth Fund was renamed Deutsche International Growth Fund. The Fund’s investments strategy changed to reflect a foreign growth strategy and the Fund repositioned from a focus on U.S. and foreign growth stocks to focus on growth stocks mainly outside of the U.S. The Fund will generally invest less than 20% of its assets in U.S. equities. To better reflect its new investment strategy, the fund changed its principal benchmark index from the MSCI World Index to the MSCI All Country World Index ex USA.

42	Deutsche Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and Shareholders of the Deutsche Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche Global Growth Fund (the “Fund”) as of August 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
October 24, 2017

Deutsche Global Growth Fund	43

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, Class C, Class R, Class R6 and Class S limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2017 to August 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

44	Deutsche Global Growth Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/17	$1,121.70	$1,117.30	$1,120.50	$1,122.80	$1,123.20	$1,123.10
Expenses Paid per $1,000*	$7.43	$11.42	$8.77	$6.15	$6.10	$5.94

Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/17	$1,018.20	$1,014.42	$1,016.94	$1,019.41	$1,019.46	$1,019.61
Expenses Paid per $1,000*	$7.07	$10.87	$8.34	$5.85	$5.80	$5.65

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche Global Growth Fund	1.39%	2.14%	1.64%	1.14%	1.14%	1.11%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Deutsche Global Growth Fund	45

Tax Information	(Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended August 31, 2017, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $10,820,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

46	Deutsche Global Growth Fund

Advisory Agreement Board Considerations and Fee Evaluation

At a meeting held in July 2017, the Board of Directors (hereinafter referred to as the “Board” or “Directors”), all members of which are Independent Directors, approved an amendment to the Deutsche Global Growth Fund’s (to be known as the Deutsche International Growth Fund on or about October 1, 2017) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) to adopt a revised management fee schedule reducing DIMA’s management fee under the Agreement. The revised management fee schedule is intended to take effect on or about October 1, 2017.

In connection with its review of the amendment, the Board noted that it most recently approved the renewal of the Agreement pursuant to a process that concluded in September 2016. The Board considered that the amendment was part of DIMA’s proposal to transition to a new international growth investment strategy for the Fund. The Board also received a report from a fee consultant retained by the Board regarding the revised management fee schedule. In addition, the Board also considered:

—	With the exception of the revised management fee schedule, the terms of the Agreement remained the same.

—	DIMA’s statement that there would be no reduction in services to the Fund as a result of the revised management fee schedule.

Based on all of the information considered, the Board concluded that the revised management fee schedule was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board unanimously determined that approval of the revised management fee schedule was in the best interests of the Fund.

The Board approved the renewal of the Fund’s Agreement with DIMA in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis

Deutsche Global Growth Fund	47

of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

–	Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

48	Deutsche Global Growth Fund

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board considered that effective on or about October 3, 2016, the Fund would change its investment strategy and portfolio managers.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were

Deutsche Global Growth Fund	49

expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the

50	Deutsche Global Growth Fund

Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche Global Growth Fund	51

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	95	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—

52	Deutsche Global Growth Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	95	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	95	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	95	—

Deutsche Global Growth Fund	53

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	95	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	95	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	95	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	95	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

54	Deutsche Global Growth Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	95	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	95	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice
President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company

Deutsche Global Growth Fund	55

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[7] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 60 Wall Street, New York, NY 10005.

[7]	Address: One Beacon Street, Boston, MA 02108.

[8]	Address: 222 South Riverside Plaza, Chicago, IL 60606.

[9]	Address: 345 Park Avenue, New York, New York 10154.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

56	Deutsche Global Growth Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Deutsche Global Growth Fund	57

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQCX	SCOBX	SGQIX
CUSIP Number	25156A 775	25156A 817	25156A 833	25156A 700
Fund Number	407	707	2007	1407

For shareholders of Class R and Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click “Retirement Plans“ to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SGQRX	SGQTX
CUSIP Number	25156A 825	25156A 643
Fund Number	1512	1607

58	Deutsche Global Growth Fund

Notes

DGGF-2

(R-023989-7 10/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche global growth Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$77,879	$1,500	$0	$0
2016	$75,921	$0	$0	$1,500

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing. “All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$1,500	$52,339	$0	$53,839

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Growth Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	10/30/2017